UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: October 24, 2006
UROPLASTY, INC.
(Exact name of registrant as specified in charter)

000-20989 (Commission File No.)	41-1719250 (IRS Employer Identification No.)
Minnesota
(State or other jurisdiction of incorporation or organization)
5420 Feltl Road
Minnetonka, Minnesota 55343
(Address of principal executive offices)
952-426-6140
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name and Address)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 of the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Amendment to Restated Articles of Incorporation

Item 5.03 Amendments to Articles of Incorporation.
     At our annual meeting of shareholders held on October 24, 2006, our shareholders approved an amendment to our Restated Articles of Incorporation increasing the number of authorized shares for issuance to 40,000,000 shares from 20,000,000 shares.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
3.3	Amendment to Restated Articles of Incorporation (filed herewith).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: October 25, 2006

UROPLASTY, INC.
By:	/s/ Mahedi A. Jiwani
Mahedi A. Jiwani
Vice President, Chief Financial Officer and Treasurer